UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549 FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 26, 2007
WEYCO GROUP, INC.
(Exact name of registrant as specified in its charter)
Wisconsin	0-9068	39-0702200
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
333 W. Estabrook Blvd. P. O. Box 1188 Milwaukee, WI		53201
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code 414-908-1600

________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 5.03  Amendments to the Articles of Incorporation or Bylaws; Change in Fiscal Year

(a) On July 26, 2007, the Board of Directors of Weyco Group, Inc. approved an amendment to Article V of its Bylaws to authorize the issuance of any shares of the corporation’s stock either with or without stock certificates. The amendment will become effective immediately.

Item 9.01 Financial Statements and Exhibits

(d)	The following exhibits are filed herewith:

(3)	Amendment to Article V of the Bylaws to authorize the issuance of uncertificated shares

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 26, 2007	WEYCO GROUP, INC.

/s/ John Wittkowske
John Wittkowske Senior Vice President/CFO

Exhibit Index

3	Article V of the Bylaws of the Corporation as amended July 26, 2007